UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
429 Post Road, Buchanan, Michigan 49107
(Address of principal executive offices)
(269) 695-4920
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
     The information required by Item 1.01 is incorporated into Item 2.01 below.
ITEM 2.01. Completion of Acquisition or Disposition of Assets
     On January 31, 2008, Express-1 Expedited Solutions, Inc., a Delaware corporation (the “Company”) through its wholly owned subsidiary Concert Group Logistics, Inc., a Delaware corporation (“Buyer”) acquired substantially all of the assets of Concert Group Logistics, LLC, an Illinois limited liability company (“Seller”) subject to the terms and conditions of an asset purchase agreement (the “Purchase Agreement”) by and among the Company, Buyer, Seller, Daniel Para, Gerry Post, Efrain Maldonado, and John Musolino, Dan Para Investments, LLC, a Delaware limited liability company, The Gerald H. Post Trust dated October 12, 2006, and the John M. Musolino Revocable Trust dated January 9, 2003.
     Pursuant to the Purchase Agreement, Buyer acquired the assets for cash consideration of $9,000,000; the assumption of certain indebtedness; and 4,800,000 shares of common stock of the Company. Following the Closing, Seller shall be entitled to cash earn out payments of up to $2,000,000 depending on Buyer’s attainment of certain EBITDA targets in 2008 and 2009.
     In connection with the closing (i) Post and Maldonado entered into employment agreements with Buyer, (ii) Para and Musolino entered into non-competition agreements with Buyer, and (iii) Buyer assumed Seller’s lease agreement with respect to the office located at 1430 Branding Avenue, Suite 150, Downers Grove, Illinois.
     The Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 99.1.
ITEM 2.03 Creation of a Direct Financial Obligation
     On January 31, 2008, the Company and its wholly owned subsidiaries entered into agreements (the “Loan Documents”) with National City Bank, under which National City Bank extended the Company a $3,600,000 term note with an initial interest rate of LIBOR plus 150 basis points and an $11,000,000 receivables based commercial revolving note with an initial interest rate of LIBOR plus 125 basis points. To secure the obligations of the Company under the notes National City Bank received guaranties from each of the Company’s subsidiaries and a blanket security interest in all assets of the Company and its subsidiaries. In connection with the funding the Company’s loan facility with Chemical Bank was fully paid and terminated.
ITEM 3.02 Unregistered Sales of Equity Securities
     On January 31, 2008, the Company issued 4,800,000 shares of its restricted common stock (the “Shares”) to the Seller. The Shares were not registered under the Securities Act of 1933 (the “Act”) and were issued pursuant to an exemption from registration under Section 4(2) of the Act. The Shares bear a legend restricting transferability absent registration or applicable exemption. The additional listing of the Shares has been approved by the American Stock Exchange.

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Effective January 31, 2008, the Company’s Board of Directors was expanded by one (1) Class I seat and Daniel Para was appointed to fill the vacancy created by the expanded seat. Mr. Para shall hold office until the 2008 annual meeting of stockholders of the Company and until his successor shall be elected and qualified, subject, however, to his prior death, resignation, retirement, disqualification or removal from office.
     Also effective January 31, 2008, Gerry Post has been appointed President of Buyer. Mr. Post has served Seller as its President and Chief Operating Officer since 2006, and prior to that as its Executive Vice President and Chief Operating Officer since 2002. Pursuant to the terms of an employment agreement entered into by the parties, Mr. Post will be entitled to receive base compensation in the amount of $180,000 and will be eligible for incentive compensation at the discretion of the Company's Board of Directors. The agreement has an initial term of 3 years and automatically renews in 1 year increments unless and until (i) either party provides the other party with written notice of non-renewal at least 45 days prior to the end of any such period; or (ii) the agreement is earlier terminated pursuant to the terms thereof. The agreement contains confidentiality, non-competition, and non-solicitation provisions. The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 99.2.
ITEM 7.01 Regulation FD Disclosure
     On January 31, 2008, the Company issued a press release disclosing the execution of the Purchase Agreement and terms of the asset acquisition, a copy of which is furnished as Exhibit 99.3 hereto.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

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CONCERT GROUP LOGISTICS, LLC
Financial Statements and
Independent Auditor’s Report
Years Ended December 31, 2007 and 2006

CONCERT GROUP LOGISTICS, LLC
Years Ended December 31, 2007 and 2006

Independent Auditor’s Report
To the Members of
Concert Group Logistics, LLC
Downers Grove, Illinois
We have audited the accompanying balance sheets of Concert Group Logistics, LLC as of December 31, 2007 and 2006, and the related statements of income, members’ equity and cash flows for years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Concert Group Logistics, LLC as of December 31, 2007 and 2006 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Westchester, Illinois January 30, 2008
One Westbrook Corporate Center ▌ Suite 535 ▌ Westchester, Illinois 60154
Telephone 708/836-830 ▌ Facsimile 708/836-0833

Exhibit A
CONCERT GROUP LOGISTICS, LLC
Balance Sheets
December 31, 2007 and 2006

	2007	2006
ASSETS (Note 8)
Current Assets
Cash	$257,696	$36,347
Receivables
Trade (net of allowance for doubtful accounts of $70,989 in 2007 and $52,897 in 2006)	6,293,973	5,261,374
Other	4,667	—
Current portion of long-term notes receivable (net of allowance for doubtful accounts of $52,068 in 2007 and $0 in 2006) (note 3)	243,269	159,504
Due from member (note 4)	502,087	5,000
Prepaid expenses	91,013	88,892

Total Current Assets	7,392,705	5,551,117

Property and Equipment, (Net of Accumulated Depreciation) (Note 5)	457,924	504,628

Other Assets
Deposits	32,500	32,500
Variable interest entity (note 6)	30,081	—
Notes receivable — independent participants, net of current portion (note 3)	263,026	168,136
Independent participant incentives, net (note 7)	353,970	316,875

Total Other Assets	679,577	517,511

	$8,530,206	$6,573,256

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities
Short-term borrowings — bank (note 8)	$2,355,533	$1,491,684
Note payable due former member (note 9)	60,000	—
Payables — trade	5,450,079	4,503,825
Accrued expenses	133,186	125,339
Independent participant deposits	386,353	249,315

Total Current Liabilities	8,385,151	6,370,163

Long-Term Liabilities
Note payable due from member, net of current portion (note 9)	60,000	—
Security deposit	12,500	12,500

Total Long—Term Liabilities	72,500	12,500

Total Liabilities	8,457,651	6,382,663

Members’ Equity (Exhibit B)	72,555	190,593

	$8,530,206	$6,573,256

The accompanying notes are an integral part of the financial statements.

Exhibit B
CONCERT GROUP LOGISTICS, LLC
Statements of Income and Members’ Equity
Years Ended December 31, 2007 and 2006

			Percent
	Amount		of Net Sales
	2007	2006	2007	2006
Net Sales	$47,214,962	$36,643,865	100.00%	100.00%

Cost of Sales	42,742,486	32,927,950	90.53	89.86

Gross Profit	4,472,476	3,715,915	9.47	10.14

Selling and Administrative Expenses	3,945,344	3,271,268	8.36	8.92

Income from Operations	527,132	444,647	1.11	1.22

Other (Income) Expense
Income from variable interest entity	(10,081)	—	(.02)	—
Interest expense	231,272	142,857	.49	.39
Interest income	(68,983)	(21,654)	(.15)	( .06)
Other expense	52,962	16,099	.11	.04

Total Other Expense, Net	205,170	137,302	. 43	.37

Net Income	321,962	307,345	.68%	.85%

Members’ Equity, Beginning	190,593	144,189

Repurchase of Member Interest (Note 9)	(240,000)	—

Members’ Distributions	(200,000)	(260,941)

Members’ Equity, End of Year (Exhibit A)	$72,555	$190,593

The accompanying notes are an integral part of the financial statements.

Exhibit C
CONCERT GROUP LOGISTICS, LLC
Statements of Cash Flows
Years Ended December 31, 2007 and 2006

	2007	2006
Cash Flows from Operating Activities
Net Income	$321,962	$307,345

Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	335,006	209,045
Provision for loss on investment	30,000	—
Provision for losses on notes receivable and independent participant incentives	52,068	40,625
Loss on disposal of assets	9,705	16,105
Income from unconsolidated investment	(10,081)	—
Changes in assets and liabilities (Increase) Decrease in Receivables	(1,037,266)	(546,666)
Prepaid expenses and deposits	(2,122)	11,151
Increase in accounts payable, accrued expenses, independent participant deposits, and security deposits	1,091,139	1,027,691

Total Adjustments	468,449	757,951

Net Cash Provided by Operating Activities	790,411	1,065,296

Cash Flows from Investing Activities
Capital expenditures	(140,101)	(409,088)
Proceeds from disposal of assets	—	75,400
Investment in variable interest entity	(20,000)	—
Payments of independent participant incentives	(225,000)	(105,000)
Notes receivable from independent participants, net of repayments	(230,723)	(159,618)
Notes receivable from members	(497,087)	(5,000)

Net Cash Used in Investing Activities	(1,112,911)	(603,306)

Cash Flows from Financing Activities
Members’ distributions	(200,000)	(260,941)
Repurchase of member interest	(120,000)	—
Net proceeds from short-term borrowings	863,849	(186,104)

Net Cash Provided by (Used in) Financing Activities	543,849	(447,045)

Net Increase in Cash and Cash Equivalents	221,349	14,945

Cash and Cash Equivalents, Beginning	36,347	21,402

Cash and Cash Equivalents, End of Year	$257,696	$36,347

The accompanying notes are an integral part of the financial statements.

CONCERT GROUP LOGISTICS, LLC
Notes to Financial Statements
Years Ended December 31, 2007 and 2006
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Cash and Cash Equivalents
For purposes of the statement of cash flows, the company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.
Allowance for Doubtful Accounts
In the normal course of business, the Company grants credit to its customers throughout the United States and Canada, performs ongoing credit evaluations of its customers, and maintains reserves for potential credit losses. In determining the amount of the allowance for doubtful accounts, management considers historical credit losses, the past-due status of receivables, payment history and other customer-specific information, and any other relevant information. The past-due status of a receivable is based on its contractual terms. The Company withholds a percentage of commissions from the independent participants (“IP’s”) to cover the IP’s liability for potential credit losses. Receivables are written off when management determines they are uncollectible. Credit losses, when realized, have been within the range of management’s expectations and historically have not been significant.
Property and Equipment
Property and equipment are stated at cost. Major renewals and betterments that extend the useful life of property and equipment are capitalized, while the cost of maintenance and repairs are charged to expense as incurred.
The Company calculates depreciation using the straight-line method over the estimated useful lives of the assets, ranging from 3 to 7 years for communication equipment, computer equipment, software, and furniture and fixtures. Leasehold improvements are amortized using the straight-line method over 10 years.
Income Taxes
The Company is organized as a limited liability company under the governing laws of the state of Illinois. Typically, limited liability companies are taxed as partnerships for federal income tax purposes, and accordingly, all taxes except for state replacement taxes are paid directly by the members.
Revenue Recognition
Because the Company is subject to credit risk, inventory/cargo risk and insurance risk, it recognizes revenue gross as a principal rather than net as an agent. Based upon the terms in the contract of carriage, revenues related to shipments where the Company issues a House Airway Bill or a House Ocean Bill of Lading are recognized at the time the freight is tendered to the direct carrier at origin.

CONCERT GROUP LOGISTICS, LLC
Notes to Financial Statements
Years Ended December 31, 2007 and 2006
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES (Continued)
Revenue Recognition (Continued)
Costs related to the shipments are also recognized at this same time.
The receipt of invoices for freight forwarding costs is usually delayed. The Company estimates the cost of purchased transportation and services, and accrues an amount on a shipment by shipment basis in a manner consistent with the revenue recognition. Such estimates are based on past trends and on the judgment of management. Historically, upon completion of the payment cycle, the actual aggregate transportation costs are not materially different from the amounts accrued.
Use of these recognition policies does not produce results materially different from other acceptable revenue and cost recognition policies.
Ownership Rights
The Company entered into an operating agreement with each Member which sets forth the rights, obligations, and duties with respect to the Company. According to the operating agreement, members shall not be personally liable to creditors of the Company for debts, obligations, liabilities, or losses of the Company, except as required by law. The Manager along with the Board of Managers has the right to make calls for additional capital contributions. The Manager may require the Company to make distributions of cash or property at such times and amounts as it determines, subject to regulatory limitations and approval.
Unconsolidated Investments
Investments in other entities, for which the Company does not own a controlling share and does not exercise substantial management control, are accounted for on the equity method.
Use of Estimates
The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that impact the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company reviews its estimates, including but not limited to, purchased transportation, recoverability of long-lived assets, recoverability of prepaid expenses, valuation of investments and allowance for doubtful accounts, on a regular basis and makes adjustments based on historical experiences and existing and expected future conditions. These evaluations are performed and adjustments are made as information is available. Management believes that these estimates are reasonable; however, actual results could differ from these estimates.

CONCERT GROUP LOGISTICS, LLC
Notes to Financial Statements
Years Ended December 31, 2007 and 2006
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES (Continued)
Advertising Costs
The Company expenses the production costs of advertising when the advertising first takes place.
Enterprise Value Participation Plan
Some of the IP’s have entered into an Enterprise Value Participation Plan (“EVPP”) whereby the IP shares in the total distributions of the company. Under the terms of the agreement EVPP expense for 2007 and 2006 was $50,000 and $40,000, respectively. The EVPP expense is included in cost of sales.
Independent Participant Incentives
As an incentive to sign on as an IP with the Company, the Company may pay amounts to the IP in order to assist them with the transition of their businesses. These amounts are prorated over the term of the IP agreement (“IPA”) which range from 5 to 10 years. Should the agreement be terminated without cause prior to the initial term of the IPA, the prorated incentive amounts on the unfulfilled initial term become immediately due and payable.
Employee Benefit Plan
Effective 2004, the Company adopted a 401K retirement plan that covers all employees who meet applicable age and service requirements. The plan provides for matching company contributions. The Company’s matching contributions for 2007 and 2006 were $24,299 and $18,956, respectively.
Long-Lived Assets
The Company evaluates its long-lived assets on an ongoing basis. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the related asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future undiscounted cash flows expected to be generated by the asset. If the asset is determined to be impaired, the impairment recognized is measured by the amount by which the carrying value of the asset exceeds its fair value.
Reclassification
Certain items previously reported in specific financial statement captions have been reclassified to conform to the 2007 presentation.

CONCERT GROUP LOGISTICS, LLC
Notes to Financial Statements
Years Ended December 31, 2007 and 2006
NOTE 2 — INDUSTRY OPERATIONS AND CONCENTRATIONS OF CREDIT RISK
On April 6, 2001 the Company was formed as an Illinois Limited Liability Company under the name Concert Group, LLC. The Company is engaged primarily as a domestic freight forwarder. The company provides its services through a network of stations operated by IP’s. IP’s may own one or more stations, use the company’s forwarding network, and share the revenue and expenses through a commission arrangement.
Financial instruments that potentially subject the company to significant concentrations of credit risk consist primarily of cash and trade accounts receivable. Cash is on deposit at high credit quality financial institutions in bank deposit accounts which, at times, may exceed federally insured limits. The company has not experienced any losses in such accounts and believes it is not exposed to any significant risk.
The Company grants credit to its customers who are substantially in the manufacturing, retail and distribution industries, as well as granting credit to its IP’s. The company performs ongoing credit evaluations of its customers and IP’s and maintains reserves for potential credit losses which, when realized, have been within the range of management’s expectations.
The Company estimates that the fair value of all financial instruments at December 31, 2007 and 2006 does not differ materially from the aggregate carrying value of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the company using available market information and appropriate valuation methodologies.
NOTE 3 — NOTES RECEIVABLE
The Company had notes receivable with various IP’s totaling $558,363 in 2007 and $327,640 in 2006. The agreements bear interest at rates ranging from prime to prime +2%, and call for weekly repayments from commissions and earned profits. As of December 31, 2007 a reserve of $52,068 has been established for potential uncollectible amounts. No reserve was established as of December 31, 2006. Scheduled minimum repayments are as follows:

Year ending December 31,	Amount
2008	$295,337
2009	99,075
2010	57,741
2011	62,080
2012	44,130

$558,363

CONCERT GROUP LOGISTICS, LLC
Notes to Financial Statements
Years Ended December 31, 2007 and 2006
NOTE 4 — RELATED PARTIES
The Company has entered a revolving loan agreement with a member that expires February 29, 2008. Maximum borrowings under this agreement are $650,000, bear interest at 8% per annum, and are guaranteed by the member. The total amount due from the member was $502,087 as of December 31, 2007. See Note 11 for additional related party disclosures.
NOTE 5 — PROPERTY AND EQUIPMENT

	2007	2006
Leasehold improvements	$84,210	$84,210
Furniture and fixtures	138,153	107,965
Computer equipment and programs	757,828	714,910
Communication equipment	24,043	28,205

	1,004,234	935,290
Accumulated depreciation	(546,310)	(430,662)

	$457,924	$504,628

Depreciation expense for the years ended December 31, 2007 and 2006 was $177,101 and $140,712, respectively.
NOTE 6 — VARIABLE INTEREST ENTITY
In February 2007, the Company paid $20,000 for a 40% interest in Flyer Logistics, LLC, a company dedicated to providing streamlined logistics solutions. As of and for the ten months ended December 31, 2007 the assets of the variable interest entity totaled approximately $385,000 and revenues totaled approximately $880,000. Also, as of December 31, 2007 the Company invested $267,608 in a secured note making the Company’s maximum exposure to loss as a result of its involvement with the variable interest entity $287,608.
NOTE 7 — INDEPENDENT PARTICIPANT INCENTIVES

	2007	2006
Incentives paid	$675,000	$480,000
Less accumulated amortization	(321,030)	(163,125)

	$353,970	$316,875

CONCERT GROUP LOGISTICS, LLC
Notes to Financial Statements
Years Ended December 31, 2007 and 2006
NOTE 7 — INDEPENDENT PARTICIPANT INCENTIVES (Continued)
Independent participant incentives of $225,000 and $105,000 were paid during 2007 and 2006, respectively. These assets are amortized over 5 to 10 years and have no residual value. Amortization expense for 2007 and 2006 was $157,905 and $68,333, respectively. The estimated future amortization is as follows:

2008	$45,811
2009	43,311
2010	43,311
2011	43,311
2012 and thereafter	178,226

Total	$353,970

NOTE 8 — SHORT-TERM BORROWINGS — BANK
At December 31, 2007, the Company was obligated under a $4,500,000 line of credit agreement with First Bank and Trust for $2,355,533. Borrowings under this line of credit bear interest at prime rate index less 1/4%, are secured by substantially all of the company’s assets, and are personally guaranteed by certain members limited to a maximum of $3,000,000 of borrowings. The agreement expires on June 29, 2008. Letters of credit of $140,000 had been pledged against available borrowings as of December 31, 2007.
NOTE 9 — NOTE PAYABLE DUE FORMER MEMBER
On April 15, 2007, the Company entered into an agreement with a former member to terminate his membership interest. The Company purchased all of the former member’s interests for $240,000; of which $120,000 was payable in cash at closing and the remaining $120,000 is to be paid in two annual installments of $60,000 on the anniversary of the closing date.
NOTE 10 — OTHER CASH FLOW INFORMATION
Cash payments for interest amounted to $243,348 in 2007 and $130,782 in 2006.
In 2007, the Company entered into an agreement to acquire a former membership interest in exchange for a note of $120,000.

CONCERT GROUP LOGISTICS, LLC
Notes to Financial Statements
Years Ended December 31, 2007 and 2006
NOTE 11 — LEASE COMMITMENT AND RELATED PARTY
The company leases its operating facilities in Downers Grove, Illinois from an entity related through common ownership. The lease expires on June 30, 2016. Total rental expense for all operating leases for the years ended December 31, 2007 and 2006 were $115,173 and $105,883, respectively.
At December 31, 2007, the future minimum lease payments are as follows:

Year ending December 31,	Amount
2008	$116,451
2009	119,944
2010	123,545
2011	127,251
Thereafter	621,011

$1,108,202

Independent Auditor’s Report on Supplementary Information
To the Members of
Concert Group Logistics, LLC
Downers Grove, Illinois
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedules of selling and administrative expenses for the years ended December 31, 2007 and 2006 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the basic financial statements, and accordingly, we express no opinion on such information.

Westchester, IL January 30, 2008
One Westbrook Corporate Center ▌ Suite 535 ▌ Westchester, Illinois 60154
Telephone 708/836-0830 ▌ Facsimile 708/836-0833

Schedule B-1
CONCERT GROUP LOGISTICS, LLC
Selling and Administrative Expenses
Years Ended December 31, 2007 and 2006

			Percent
	Amount		of Net Sales
	2007	2006	2007	2006
Members’ Guaranteed Payments	$1,241,917	$1,087,660	2.63%	2.97%
Salaries and Wages	861,956	715,410	1.83	1.95
Employee Benefits	24,299	18,956	.05	.05
Insurance — Health	80,286	65,430	.17	.18
Insurance — Office	9,569	5,646	.02	.02
Claims Expense	6,640	18,150	.01	.05
Bad Debt Expense	94,339	115,083	.20	.31
Repairs and Maintenance	8,674	5,692	.02	.02
Business Development	45,023	32,542	.10	.09
Promotion and Entertainment	149,732	162,917	.32	.44
Meetings and Conventions	109,403	71,214	.23	.19
Professional Fees	108,990	39,803	.23	.11
Utilities	2,312	5,514	.01	.02
Dues and Subscriptions	47,238	35,827	.10	.10
Office Expense	350,714	242,784	.74	.66
Rent	115,173	105,883	.24	.29
Information Systems	148,755	113,558	.32	.31
Telephone	52,727	45,755	.11	.12
Travel	96,223	107,434	.20	.29
Auto	40,077	40,115	.09	.11
Depreciation and Amortization	335,006	209,045	.71	.57
Miscellaneous	16,291	26,850	.03	.07

	$3,945,344	$3,271,268	8.36%	8.92%

See Independent Auditors’ Report on Supplementary Information.

(b)	Pro Forma Financial information

The pro forma financial information required by this item will be filed by amendment to this Form 8-K within the applicable timeframe.

(d)	Exhibits

Exhibit	Description

99.1	Asset Purchase Agreement by and among Concert Group Logistics, Inc., Express-1 Expedited Solutions, Inc., Concert Group Logistics, LLC, Daniel Para, Gerald H. Post, Efrain Maldonado, John M. Musolino, and the Members party thereto, dated January 31, 2008.
99.2	Employment Agreement between Concert Group Logistics, Inc. and Gerald H. Post.
99.3	Press Release dated January 31, 2008.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 31, 2008.	Express-1 Expedited Solutions, Inc.

/s/ Mike Welch
Mike Welch
Chief Executive Officer

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